SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 22, 2009
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Nevada                        333-42036              95-4502724
----------------------------    ------------------------   -------------------
(State or other jurisdiction)   (Commission File Number) (IRS Employer I.D. No.)



                              1290 East Elm Street
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Soyo Group Inc. announced today the resignations of Mr. Jay Schrankler and Mr. Chung Chin Keung as Directors effective April 21, 2009. The Company also announced the resignation of Mr. Henry Song as Director effective December 8, 2008.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOYO GROUP, INC.

                                            April 22, 2009

                                            By:  /s/ MING CHOK
                                                 ---------------
                                                 Ming Chok, CEO


                                           By:   /s/ NANCY CHU
                                                 ---------------
                                                 Nancy Chu, CFO